Earnings Per Share	12 Months Ended
Aug. 29, 2013
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share

For the year ended	2013	2012	2011
Net income (loss) available to Micron shareholders – Basic and Diluted	$1,190	$(1,032)	$167

Weighted-average common shares outstanding – Basic	1,021.7	991.2	988.0
Net effect of dilutive equity awards, convertible notes and escrow shares	34.6	—	19.5
Weighted-average common shares outstanding – Diluted	1,056.3	991.2	1,007.5

Earnings (loss) per share:
Basic	$1.16	$(1.04)	$0.17
Diluted	1.13	(1.04)	0.17

Listed below are the potential common shares, as of the end of the periods shown, that could dilute basic earnings per share in the future that were not included in the computation of diluted earnings per share because to do so would have been antidilutive:

For the year ended	2013	2012	2011
Employee stock plans	39.9	104.8	81.4
Convertible notes	186.0	257.6	182.7

Our 2027 Notes, 2031 Notes and 2033 Notes contain terms that upon conversion require us to settle the aggregate principal amount in cash and the remainder of our conversion obligation amount in either shares of our common stock or cash, at our election. Our 2014 Notes and 2032 Notes contain terms that upon conversion provide us the option to pay cash, issue shares of common stock or any combination thereof for the aggregate amount due. It is our current intent to settle the principal amount of the 2014 Notes and 2032 Notes in cash upon conversion. As a result of these conversion terms, the 279.8 million shares underlying the 2014 Notes, 2027 Notes, 2031 Notes, 2032 Notes and 2033 Notes are considered in diluted earnings per share under the treasury stock method. (See "Debt" note.)